Exhibit 10.11

                                WARRANT AGREEMENT


     WARRANT AGREEMENT (this "Agreement"), dated as of October 11, 2000, by and between Safety Components International, Inc., a corporation organized under the laws of Delaware (the "Company"), and Continental Stock Transfer and Trust Company (the "Warrant Agent"), acting solely in its capacity as agent for each of the holders of Warrants issued by the Company hereunder (such holders, together with their transferees, successors and assigns from time to time, the "Holders").

                              W I T N E S S E T H:

     WHEREAS, on April 11, 2000, the Company, and certain of the Company's subsidiaries each filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware initiating cases (the "Chapter 11 Cases") under chapter 11 of title 11 of the United States Code ss.ss. 101-1330 (as amended, the Bankruptcy Code") and continued in the possession of their assets and in the management of their businesses pursuant to sections 1107 and 1108 of the Bankruptcy Code;

     WHEREAS, on the effective date (the "Effective Date") of the joint plan of reorganization for the Company confirmed in the Chapter 11 Cases, as partial consideration for the full satisfaction, settlement, release, and discharge of and in exchange for all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company held by certain persons (the "Old Stockholders"), the Company has agreed to issue Warrants (as hereinafter defined) to each Old Stockholder exercisable, in accordance with the terms and conditions thereof, for shares of Common Stock (as hereinafter defined) of the Company;

     WHEREAS, the Company has authorized the issuance of the Warrants; and

     WHEREAS, the Old Stockholders now desire to subscribe for and the Company now desires to issue, the Warrants to the Old Stockholders upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions.

     1.01 Definitions. As used herein:

     "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with their correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, contract or otherwise); provided that, in any event, any Person which owns, directly or indirectly, more than 10% of the securities having ordinary voting power for the


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election of directors or other  governing body of a corporation or more than 10%
of the partnership or other ownership interests of any Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, neither any initial Holder of Warrants nor any of its Affiliates shall be deemed, solely by virtue of its holding of Warrants, to be an Affiliate of the Company.

     "Board of Directors" means the board of directors of the Company or any committee thereof duly authorized to act on behalf of such board.

     "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Capital Stock" of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, or participations or other equivalents of or interests in (however designated), equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

     "Combination" means an event in which the Company consolidates with, merges with or into, or sells all or substantially all of its assets to, another Person.

     "Common Stock" shall mean the Company's new authorized Common Stock, par value $0.01 per share, authorized under the Company's Amended Certificate of Incorporation, as issued and outstanding on any Exercise Date.

     "Commission" shall mean the Securities and Exchange Commission or any successor entity.

     "Company" shall have the meaning assigned to such term in the preamble of this Agreement.

     "Current Market Value" shall mean, as of any date of determination thereof, with respect to any class of Common Stock of the Company, including any Common Stock issuable upon exercise of any warrant (including the Warrants) or option to acquire such Common Stock (i) if there is a Qualified Public Market for such class of Common Stock, the value determined pursuant to clause (a) or (b) below of this definition, or (ii) if there is no such Qualified Public Market, the value determined pursuant to clause (c) below of this definition:

     (a) if such security is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the average last reported sale price of a share of such equity security over a 21-day period prior to the date of determination or, if no such sale is made on any such day the mean of the closing bid and asked prices for such day on such exchange; or

     (b) if such equity is not so listed or admitted to unlisted trading privileges, the average mean of the last bid and asked prices reported for a share of such equity security over a 21-day period prior to the date of determination (A) by the National Association of Securities Dealers Automatic Quotation System or, (B) if reports are unavailable under clause (A) above, by the National Quotation Bureau Incorporated; or


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

     (c) if such equity security is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value for a share of such equity shall be the fair market value as determined by an Independent Financial Expert selected by the Company and reasonably acceptable to the Required Holders, it being understood and agreed that in determining such Current Market Value, the Independent Financial Expert shall take into account all relevant factors with respect to the capital stock of the Company. The costs and expenses of any such Independent Financial Expert making such valuation shall be paid by the Company.

     "Effective Date" shall mean the effective date of the plan described in the second recital of this Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exercise Date" shall mean any date on which a Warrant is exercised in accordance with the terms of the Warrant.

     "Exercise Period" shall mean the period from the Effective Date through 5:00 p.m. (New York time) on April 10, 2003.

     "Exercise Price" shall mean a price per share of Common Stock purchased pursuant to any Warrant of U.S. $19.99 per share.

     "GAAP" shall mean accounting principles generally accepted in the United States as in effect from time to time.

     "Holder" shall mean each registered holder of any Warrant or Warrant Share.

     "Independent Financial Expert" shall mean a nationally recognized appraiser or investing banking firm that does not (and whose Affiliates do not) have a direct or indirect financial interest in the Company or any of the Holders (other than in its trading accounts or as a participating underwriter in an offering of securities), that has not been, and at the time it is called upon to determine Current Market Value is not (and none of whose Affiliates is), a promoter, director or officer of the Company or any of its Affiliates or any of the Holders or an underwriter with respect to any of the securities of the Company, and that has not provided any advice or opinions to the Company during the two years prior to the date it is called upon to serve as Independent Financial Expert except as an Independent Financial Expert pursuant hereto; provided that, if any Holder is a commercial bank, an institutional investor or an Affiliate thereof, the conduct by such investment banking firm of investment banking transactions in the ordinary course of its business (including, without limitation, underwritings of securities, private placements, broker-dealer transactions and mergers and acquisitions) in which such Holder is a participant shall not by itself result in the disqualification of such firm from being an Independent Financial Expert pursuant hereto.

     "Person" shall mean an individual, a corporation, a limited liability company, a company, a voluntary association, a general partnership, a limited partnership, a joint venture, an association, a joint-stock company, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

     "Qualified Public Market" shall mean an active trading market on a national securities exchange or over-the-counter market of the publicly held Common Stock of the


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

Company, with a minimum market value of $10,000,000 for such Common Stock or other equity securities. A "Qualified Public Market" shall be deemed to exist if the financial parameters set forth in the immediately preceding sentence have been met for the Common Stock for a period of 21 consecutive days.

     "Required Holders" shall mean the holders, from time to time, of more than 50% of all Warrant Shares outstanding (assuming the full exercise of all outstanding Warrants).

     "Securities  Register"  shall  have the  meaning  assigned  to such term in
Section 2.03.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Warrant" shall have the meaning assigned to such term in Section 2.01.

     "Warrant Agent" shall have the meaning assigned to such term in the preamble of this Agreement.

     "Warrant Share" shall mean a share of Common Stock issued or issuable upon the exercise of a Warrant. For purposes of this Agreement, a Warrant Share shall be deemed to be "outstanding" from and after the Exercise Date until the redemption or cancellation of such Warrant Share (or, if the related Warrant has not been exercised, the expiration, repurchase or cancellation of such Warrant) by the Company.

     1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP.

     Section 2. Terms and Conditions of Issuance and of Warrants

     2.01 Issuance of the Warrants. In consideration of the premises and other good and valuable consideration, the Company hereby agrees to issue to each Old Stockholder on the date hereof: one or more warrants (the "Warrants") to purchase, during the Exercise Period, an aggregate number of shares of Common Stock that is set forth on the face of each such warrant. Such Warrants, at the date of issuance thereof, shall entitle the Old Stockholders to purchase, in the aggregate, 681,818 Warrant Shares, subject to adjustment, as provided in Section 5 hereto and in the respective Warrants.

     2.02 Exercise of Warrants. Each Warrant may be exercised in whole or in part, at any time and from time to time, during the Exercise Period, for the purchase of shares of Common Stock of the Company not exceeding the number of shares set forth on the face of the Warrant, as shall be adjusted pursuant to
Section 5 hereof, by presentation and surrender of the Warrant to the Warrant Agent at its principal office at 2 Broadway, 19th Floor, New York, New York 10004 Attention: Compliance Department (or at such other address as the Company may notify the Holders in writing after the date hereof), with the purchase form (the "Purchase Form") annexed to said Warrant duly executed and accompanied by a check payable to the Company in the amount of the Exercise Price for the Warrant Shares for which the Warrant is being exercised. The Warrant Agent shall promptly transmit the check to the Company for the Warrant Shares at the address set forth in Section 12 of Exhibit A hereto.


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

     Upon receipt by the Warrant Agent of the Warrant and such Purchase Form, together with a check in the amount of the Exercise Price for the Warrant Shares for which the Warrant is being exercised, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such Purchase Form, notwithstanding that the transfer books of the Company shall then be closed or that certificates (if any) representing the Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue of the Warrant Shares. If a Warrant is exercised in part only the Warrant Agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable under the surrendered Warrant.

     Notwithstanding anything in this Warrant Agreement to the contrary, the Warrant Agent shall not issue or distribute Warrants representing fractions of Warrant Shares. In lieu of issuing or distributing a Warrant for fractional Warrant Shares, the actual distribution that the Warrant Agent will make will reflect a rounding of such fraction to the nearest whole share (up or down), with half shares or less being rounded down and fractions in excess of half of a share being rounded up.

     2.03 Securities Register. The Warrant Agent shall keep and maintain a register (the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Warrant Agent shall provide for the registration of Warrants and the registration of transfers of Warrants. The Securities Register shall contain addresses and contact information for each Holder.

     Section 3. Representations and Warranties of the Company. The Company represents and warrants to each Holder as follows:

     3.01 Authorization. The Company has all necessary power and authority to execute, deliver and perform its obligations under this Agreement and the Warrants and to issue and deliver the Warrants and Warrant Shares; the execution, delivery and performance by the Company of this Agreement and the Warrants have been duly authorized by all necessary action; each of this Agreement and the Warrants has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to creditors' rights generally and to general equitable principles.

     3.02. Valid Issuances. The Warrant Shares have been duly and validly reserved for issuance upon the exercise of the Warrants. The Warrants, when issued and delivered pursuant hereto, and the Warrant Shares when issued and delivered upon exercise of the Warrants in accordance with their terms and the payment of the applicable Exercise Price, will be validly issued, fully paid and non-assessable, with no liability on the part of the holders thereof, and are not and will not be subject to any preemptive rights, rights of first refusal or rights of first offer.

     3.03 No Breach. None of the execution and delivery by the Company of this Agreement or the Warrants, the consummation of the transactions herein or therein contemplated, including the issuance and delivery of the Warrants and, upon the exercise of the Warrants, the Warrant Shares, or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the Amended Certificate of Incorporation or


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

the Amended By-Laws of the Company, or any resolutions of the Company's Board of Directors or shareholders, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or of applicable provisions of the Securities Act, the Exchange Act and state securities laws in connection with the exercise by the Holders of their rights under the Warrants, or any agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, or constitute a default under any such agreement or instrument or result in the creation or imposition of any lien upon any of the revenues or assets of the Company pursuant to the terms of any such agreement or instrument.

     3.04 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, which have not already been made or obtained, are necessary for the execution, delivery or performance by the Company of this Agreement or the Warrants, the consummation of the transactions contemplated herein and therein or the validity or enforceability hereof or thereof.

     3.05 Capitalization. The Company's authorized equity capitalization is as previously disclosed in writing by the Company to the Old Stockholders, and the Common Stock conforms in all material respects to the aforesaid disclosure and to the copies of the Amended Certificate of Incorporation and the amended By-Laws of the Company provided by the Company to the Old stockholders. As of the date hereof, except as set forth in the aforesaid description there are no other outstanding shares of Capital Stock of the Company, and there are no outstanding options of warrants to acquire, or any securities convertible into, any shares of Capital Stock of the Company.

     3.06 No Litigation. There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge after due inquiry, threatened against the Company or any of its subsidiaries before any governmental authority seeking to enjoin the transactions contemplated by this Agreement or the Warrants.

     3.07 Absence of Certain Changes or Events. Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement, since June 30, 2000 there has not been any change, event or development having, or that could be reasonably expected to have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries taken as a whole.

     Section 4. Covenants.

     4.01 Notice of Merger. For so long as any of the Warrants remains outstanding, the Company shall give each Holder at least 20 Business Days' prior written notice before it agrees to any merger, acquisition, consolidation or similar transaction in which the Company shall not be the surviving corporation.

     4.02 Inspection. The Company covenants and agrees that it will permit each Holder and its representatives to examine and make extracts and copies from the books and records of the Company during normal business hours to the same extent that any shareholder of the Company has the right to do so under the laws of the State of Delaware.

     4.03 Information. The Company covenants and agrees that it will deliver to each Holder such financial statements and other information regarding the Company or any of its subsidiaries that the Company prepares and delivers, or is obligated to prepare and deliver, to its


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

shareholders generally, in each case at the same time such financial statements and other information are delivered to such shareholders or which it files or is required to file with the Commission. The Company hereby acknowledges and agrees that each Holder may share with any of its Affiliates any information related to the Company and any of its subsidiaries (including, without limitation, any non-public customer information regarding the creditworthiness of the Company and its subsidiaries).

     4.04 Filings. The Company covenants that it will file any reports required to be filed by it under the Exchange Act and that it will take such further action necessary to permit the Warrants to be freely transferable in any jurisdiction of the United States.

     Section 5. Antidilution Provisions.

     5.01 Changes in Common Stock. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 5.

     In the event that at any time or from time to time the Company shall:

     (i) pay a dividend or make a distribution on its Common Stock payable in shares of its Common Stock or other equity interests of the Company,

     (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock,

     (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or

     (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock,

then (a) the number of shares of Common Stock issuable upon exercise of each Warrant immediately after the happening of such event shall be adjusted to a number determined by multiplying (1) the number of shares of Common Stock that such holder would have owned or have been entitled to receive upon exercise had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock or other shares of capital stock, immediately prior to the record date therefor), (2) by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately after the happening of the events described above and the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to the happening of the events described above; and (b), subject to Section 5.07, the Exercise Price for each Warrant shall be adjusted to a number determined by dividing (1) the Exercise Price immediately prior to such event by (2) the aforementioned fraction. An adjustment made pursuant to this Section 5.01 shall become effective immediately after the effective date of such event, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock or other shares of the Company's capital stock.

     If after an adjustment a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall


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

thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 5.

     Such adjustment shall be made successively whenever any event listed above shall occur.

     5.02 Cash Dividends and Other Distributions. In the event that at any time or from time to time the Company shall distribute to all holders of Common
Stock:

     (i)  any  dividend  or  other  distribution  of  cash,   evidences  of  its
indebtedness, shares of its capital stock or any other assets, properties or debt securities, or

     (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in each case, (a) the issuance of any rights under a shareholder rights plan, (b) any dividend or distribution described in Section 5.01, (c) any rights, options, warrants or securities described in Section 5.03 and (d) any cash dividends or other cash distributions solely from current or retained earnings), then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying (1) the number of shares of Common Stock issuable upon the exercise of such Warrant immediately prior to the record date for any such dividend or distribution, by (2) a fraction, the (A) numerator of which shall be the Current Market Value per share of Common Stock on the record date for such dividend or distribution, and (B) the denominator of which shall be such Current Market Value per share of Common Stock on the record date for such dividend or distribution less the sum of (x) the amount of cash, if any, distributed per share of Common Stock and (y) the fair market value (as determined in good faith by the Board of Directors, whose determination shall be evidenced by a resolution of the Board of Directors delivered to the Holders) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of such cash, evidences of indebtedness, shares of capital stock, other assets, property or debt securities, or such options, warrants or other subscription or purchase rights. Subject to Section 5.07, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the aforementioned fraction.

     Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution; provided, however that the Company is not required to make an adjustment pursuant to this Section 5.02 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this Section 5.02 which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant or increasing the Exercise Price.

     5.03 Rights Issue to All Holders of Common Stock. In the event that at any time or from time to time the Company shall issue to all holders of Common Stock any rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock at a price per share that is lower at the record date for such issuance than the Current Market Value per share of Common Stock, and shall not offer such rights, options or warrants to the Holders of Warrants, then the number


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

of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by (i) multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant, by (ii) a fraction, the (a) numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the (b) denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company in respect of both such rights, options or warrants and the shares of Common Stock received in respect thereof (assuming the exercise or conversion of all such rights, options, warrants or securities) would purchase at the Current Market Value per share of Common Stock. Subject to Section 5.07, in the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by (1) dividing the Exercise Price immediately prior to such date of issuance by (2) the aforementioned fraction. Such adjustment shall be made immediately after such rights, options or warrants are issued and shall become effective retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities. No adjustment shall be made pursuant to this Section 5.03 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price.

     5.04 Other Issuances of Common Stock or Rights. In the event that at any time or from time to time the Company shall issue:

     (i) shares of Common Stock,

     (ii) rights, options or warrants entitling the holder thereof to subscribe for shares of Common Stock (provided; however, that no adjustment shall be made upon the exercise of such rights, options or warrants), or

     (iii) securities convertible into or exchangeable or exercisable for Common Stock (provided; however, that no adjustment shall be made upon the conversion, exchange or exercise of such securities), at a price per share at the record date of such issuance that is less than the Current Market Value per share of Common Stock (other than a distribution solely to all holders of shares of Common Stock, which shall be covered by the preceding section), then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying (a) the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by
(b) a fraction, the (1) numerator of which shall be the number of shares of Common Stock outstanding immediately after such sale or issuance plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the (2) denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company in respect of both such rights, options or warrants and the shares of Common Stock received in respect thereof (assuming the exercise or conversion of all such rights, options, warrants or securities, if any) would purchase at the Current Market Value per share of Common Stock. Subject to Section 5.07, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction.

     Such adjustments shall be made whenever such rights, options or warrants or convertible securities are issued or, in the absence of such options, rights, warrants or convertible securities, whenever such shares of Common Stock are issued. No adjustment shall be made pursuant to this Section 5.04 which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each warrant or of increasing the Exercise Price.

     For purposes of this Section 5.04 only, any issuance of Common Stock, or rights, options or warrants to subscribe for, or other securities convertible into or exercisable or exchangeable for, Common Stock, which issuance (or agreement to issue) (A) is in exchange for or otherwise in connection with the bona fide acquisition of property or assets of any kind (excluding any such exchange exclusively for cash) of any Person, and (B) is at a price per share determined by the Board of Directors to be equal to the fair market value thereof at the time an agreement in principle is reached or at the time a definitive agreement is entered into, shall be deemed to have been made at a price per share equal to the Current Market Value Per share at the record date with respect to such issuance (the time of closing or consummation of such exchange or acquisition) if such definitive agreement is entered into within 90 days of the date of such agreement in principle.

     5.05 Combination: Liquidation. (a) Except as provided in Section 5.05(b), in the event of a Combination, each Holder shall have the fight to receive upon exercise of the Warrants the kind and amount of shares of Common Stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event, less the Exercise Price. Unless paragraph (b) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will enter into an agreement with the Warrant Agent confirming the Holders' rights pursuant to this Section 5.05(a) and providing for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
5. The provisions of this Section 5.05(a) shall similarly apply to successive Combinations involving any Successor Company.

     (b) In the event of (i) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash or (ii) the dissolution, liquidation or winding-up of the Company, the holders of the Warrants shall be entitled to receive, upon surrender of their Warrants, distributions on an equal basis with the holders of Common Stock or other securities, issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price.

     In case of any Combination described in this Section 5.05(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company shall promptly (and in any event within three Business Days of receipt thereof) pay to each Holder the amounts to which such Holder shall be entitled, by same-day funds wire transfer (or, in the case of consideration other than cash, to deliver such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants.

     5.06 Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in adjustments pursuant to this Section 5, if any thereof shall not have been exercised, the number of Warrant Shares issuable upon the exercise of each Warrant shall be readjusted pursuant to the applicable section of this Section 5 as if (i) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges, and (ii) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised, and the Exercise Price shall be readjusted inversely. Notwithstanding the foregoing, no such readjustment shall (except by reason of an intervening adjustment under Section 5.01) have the effect of decreasing the number of Warrant Shares Purchasable upon the exercise of each Warrant or increase the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

     5.07 Minimum Adjustment. The adjustments required by the preceding sections of this Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of shares of Common Stock issuable upon exercise of Warrants that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at lean 1% the Exercise Price or the number of shares of Common Stock issuable upon exercise of Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 5 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Section 5, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

     5.08 Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrants is adjusted, as herein provided, the Company shall deliver to the Warrant Agent and each of the Holders (through the Warrant Agent) a certificate of a firm of independent accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) setting forth. in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Board of Directors determined the fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights, and (ii) the Current Market Value of the Common Stock was determined, if either of such determinations were required), and specifying the Exercise Price and the number of shams of Common Stock issuable upon exercise of Warrants after giving effect to such adjustment. The Warrant Agent shall promptly mail a copy of such certificate to each Holder in accordance with
Section 7.02. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price, or the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any shares of Common Stock, evidences of indebtedness, warrants, options, or other securities or property.

     5.09 Notice of Certain Transactions. In the event that the Company shall propose to:

     (a) pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock,

     (b) offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options,

     (c) issue any (i) shares of Common Stock, (ii) rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock or (iii) securities convertible into or exchangeable or exercisable for Common Stock,

     (d) effect any capital reorganization, reclassification, consolidation or merger,

     (e) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

     (f) make a tender offer or exchange offer with respect to the common Stock,

then the Company shall within five days send to each Holder a notice of such proposed action or offer.

     Such notice shall be mailed by the Company (through the Warrant Agent) to the Holders at their addresses as they appear in the Securities Register, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment pursuant to this Section 5 which will be required as a result of such action. Such notice shall be given as promptly as possible and
(x) in the case of any action covered by clause (a) or (b) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least 20 Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

     5.10 Adjustment to Warrants. The form of Warrant need not be changed because of any adjustment made pursuant to this Section 5, and Warrants issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrants, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

     Section 6. The Warrant Agent.

     6.01 General. The duties and responsibilities of the Warrant Agent shall be as specifically set forth herein, and no implied covenants or obligations shall be read into this

Warrant Agreement against the Warrant Agent. Notwithstanding the foregoing, no provision of this Warrant Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Warrant Agreement relating to the conduct or affecting the liability of or affording protection to the Warrant Agent shall be subject to the provisions of this Section 6.

     6.02. Certain Rights of Warrant Agent.

     (a) The warrant Agent may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Warrant Agent need not investigate any fact or matter stated in the document;

     (b) before the Warrant Agent acts or refrains from acting, it may require an officers' Certificate or an Opinion of Counsel. The Warrant Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion;

     (c) the Warrant Agent may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care;

     (d) the Warrant Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Warrant Agreement at the request or direction of any of the Holders, unless such Holders shall have offered to the Warrant Agent security or indemnity reasonably satisfactory to the Warrant Agent against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

     (e) the Warrant Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, however, that the Warrant Agent's conduct does not constitute gross negligence or bad faith; and

     (f) the Warrant Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Required Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Warrant Agent.

     6.03. May Hold Warrants. The Warrant Agent, in its individual or any other capacity, may become the owner or pledgee of Warrants and may make loans to, accept deposits from, perform services for, and otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Warrant Agent.

     6.04. Warrant Agent's Disclaimer. The Warrant Agent (i) makes no representation as to the validity or adequacy of this Warrant Agreement or the Warrants, (ii) shall not be accountable for the Company's use of the proceeds from the Warrants and (iii) shall not be responsible for any statement made in the Warrants.

     6.05. Compensation and Indemnity.

     (a) The Company shall pay to the Warrant Agent such compensation as shall be agreed upon in writing for its services. The compensation of the Warrant Agent shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Warrant Agent upon request for all reasonable expenses, disbursements and advances incurred or made by it. Such expenses shall include the reasonable compensation and expenses of the Warrant Agent's agents and counsel.

     (b) The Company shall indemnify the Warrant Agent for, and hold it harmless against, any loss or liability or expense incurred by it without gross negligence or bad faith on its part arising out of or in connection with the execution, acceptance or administration of this Warrant Agreement and its duties under this Warrant Agreement or the Warrants, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Warrant Agreement of the Warrants.

     (c) The provisions of this Section 6.05 shall survive the resignation or removal of the Warrant Agent and the termination of this Warrant Agreement.

     6.06. Replacement of Warrant Agent.

     (a) A resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent shall become effective only upon the successor Warrant Agent's acceptance of appointment as provided in this Section 6.06.

     (b) The Warrant Agent may resign by so notifying the Company in writing at least 30 days prior to the date of the proposed resignation. The Required Holders may remove the Warrant Agent by so notifying the Warrant Agent in writing and may appoint a successor Warrant Agent with the consent of the Company. The Company may remove the Warrant Agent if:

     (i) the Warrant Agent is adjudged a bankrupt or an insolvent;

     (iii) a receiver or other public officer takes charge of the Warrant Agent or its property; or

     (iii) the Warrant Agent becomes incapable of acting.

     (c) If the Warrant Agent resigns or is removed, or if a vacancy exists in the office of Warrant Agent for any reason, the Company shall promptly appoint a successor Warrant Agent. Within one year after the successor Warrant Agent takes office, the Required Holders may appoint a successor Warrant Agent to replace the successor Warrant Agent appointed by the Company. If the successor Warrant Agent does not take office within 30 days after the retiring Warrant Agent resigns or is removed, the retiring Warrant Agent, the Company or the Required Holders may petition any court of competent jurisdiction for the appointment of a successor Warrant Agent.

     6.07. Successor Warrant Agent by Merger, Etc.

     If the Warrant Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Warrant Agent with the same effect as if the successor Warrant Agent had been named as the Warrant Agent herein.

     Section 7. Miscellaneous.

     7.01 Expenses. The Company agrees to pay all fees and disbursements of the Warrant Agent and each Holder (including the reasonable fees and expenses of counsel to the Warrant Agent and of counsel to the Holders) in connection with the purchase and sale of the Warrants as contemplated by this Agreement or any amendments hereto and the fees and disbursements of each Holder (including the reasonable fees and expenses of its counsel) in connection with the negotiation, execution, delivery and enforcement of this Agreement and the Warrants or any waiver or consent hereunder or thereunder or any amendment hereof or thereof. In addition, the Company agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable by any Holder in connection with the execution and delivery of this Agreement, any Warrants or the issuance or transfer of the Warrants (other than any such taxes in connection with a transfer of the Warrants to another Holder).

     7.02 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telegraph, facsimile, cable or other writing and telexed, faxed, telegraphed, cabled, mailed or delivered to the intended recipient at its address as it appears on the Security Register and shall be sufficiently given to him if so mailed or transmitted within the time prescribed. Copies of any such communication or notice to a Holder shall be mailed to the Warrant Agent which will promptly transmit such communication or notice to the Holder. All such communications shall be deemed to have been duty given when transmitted by telex or facsimile, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt in each case given or addressed as aforesaid.

     7.03 Exclusion. This Agreement and the Warrants shall be binding upon, and inure solely to the benefit of the Company, the Warrant Agent and the Holders, and no other Person shall acquire or have any right under or by virtue of this Agreement or the Warrants (other than any such Person to whom such Holders have transferred an interest in the Warrants pursuant to the terms thereof and hereof).

     7.04 Specific Performance. The Company acknowledges and agrees that in the event of any breach of this Agreement or the Warrants by the Company, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees (i) to waive the defense in any action for specific performance that a remedy at law would be adequate, and (ii) that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement or the Warrants in any action instituted in the United States District Court for the District of Delaware, or, in the event such Court would not have jurisdiction for such action, in any court of the United States or any state thereof having subject matter jurisdiction for such action.

     7.05 Holder Not a Shareholder. Prior to the exercise of any of its Warrants, no Holder shall, except as specifically provided herein, be entitled to any of the rights of, or be deemed to be, a shareholder in the Company.

     7.06 No Waivers. No failure or delay by any party in exercising any rights, power or privilege hereunder or under the Warrants shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

     7.07 Amendments and Waivers. Any provision of this Agreement or the Warrants may be amended, modified or waived if, but only if, such amendment, modification or waiver is in writing and signed by the Company, the Required Holders and, until such time as the Initial Holder (or any Affiliate thereof) no longer holds any Warrants or Warrant Shares, the Initial Holder (or such Affiliates); provided that no such amendment, modification or waiver shall, without the written consent of each Holder affected thereby, have the effect of
(i) decreasing the number of Warrant Shares entitled to be exercised by each Warrant, (ii) increasing the Exercise Price, (iii) modifying the Exercise Period or (iv) modifying the definition of Required Holders or the provisions of this
Section 7.07.

     7.08 GOVERNING LAW. THIS AGREEMENT AND THE WARRANTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. If any action or proceeding shall be brought by the Holder in order to enforce any right or obligation in respect of this Warrant, the Company hereby consents and submits, to the fullest extent permitted by law, to the non-exclusive jurisdiction of any state or federal court of competent jurisdiction sitting within the State of Delaware, and agrees that venue will be proper in any such court.

     7.09 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     7.10   Counterparts.   This   Agreement  may  be  signed  in  two  or  more
counterparts, each of which shall be an original, with the same effect as if the signatories thereto and hereto were upon the same instrument.


                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                  SAFETY COMPONENTS INTERNATIONAL, INC.


                                  By: /s/
                                      ------------------------------------
                                      Name:
                                      Title:


                                  CONTINENTAL STOCK TRANSFER AND
                                  TRUST COMPANY,
                                        As Warrant Agent for the Holders


                                  By: /s/
                                      ------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT A

                                 FORM OF WARRANT

                      SAFETY COMPONENTS INTERNATIONAL, INC.

                          Common Stock Purchase Warrant

     Representing Right to Purchase _______ shares of Common Stock of Safety Components International, Inc., subject to adjustment as provided herein.

No. R-__

     FOR VALUE RECEIVED, SAFETY COMPONENTS INTERNATIONAL INC., a corporation organized under the laws of Delaware (the "Company"), hereby certifies that ___________________, or its registered assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the Exercise Period (as hereinafter defined), up to a total of ________ shares of Common Stock (as such number of shares may be adjusted pursuant to Section 4 below, the "Warrant Shares"), at the exercise price per share of U.S. $19.99 per share (as such price may be adjusted pursuant to Section 4 below, the "Exercise Price"). This Warrant is issued to the Holder (together with such other Warrants as may be issued in exchange, transfer or replacement of this Warrant, the "Warrants") and entitles the Holder to purchase the Warrant Shares. This Warrant is issued under, and is entitled to the benefits of, the Warrant Agreement dates as of October 11, 2000 (the "Warrant Agreement"), by and between the Company and the Continental Stock Transfer and Trust Company (the "Warrant Agent"), acting solely in its capacity as agent for each of the Holders.

     Section 1.1 Certain Definitions. Terms defined in the Warrant Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

     Section 2. Exercise of Warrant; Cancellations of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, for the purchase of shares of Common Stock of the Company not exceeding the number of shares set forth on the face hereof, as shall be adjusted pursuant to Section 4 hereof, by presentation and surrender of this Warrant to the Warrant Agent at its principal office at 2 Broadway, 19th Floor, New York, New York 10004 Attention: Compliance Department, (or at such other address as the Company may after the date hereof notify the Holder in writing), with the purchase form annexed hereto (the "Purchase Form") duly executed and accompanied by a check in the amount of the Exercise Price for the Warrant Shares for which this Warrant is being exercised.

     Upon receipt by the Warrant Agent of this Warrant and such Purchase Form, together with the Exercise Price for the Warrant Shares for which this Warrant is being exercised, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such Purchase Form, notwithstanding that the transfer books of the Company shall then be closed or that certificates (if any) representing the Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue of the Warrant Shares. If this Warrant should be exercised in part only, the Warrant Agent shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable hereunder.

     Section 3. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable at the option of, and without cost to, the Holder, upon presentation and surrender of this Warrant to the Warrant Agent for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Warrant Shares. The Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to transfer or assigns its interest in (and rights under) this Warrant in whole or in part to any Person or Persons, subject to the provisions of Section 6 of the Warrant Agreement. Upon surrender of this Warrant to the Warrant Agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Warrant Agent shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Warrant Agent, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. Upon receipt by the Warrant Agent of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Warrant Agent shall execute and deliver a new Warrant of like tenor and date.

     Section 4. Adjustment of Number of Warrant Shares and Exercise Price. The number of Warrant Shares purchasable pursuant hereto, and the Purchase Price with respect thereto, shall be subject to adjustment from time to time as provided in Section 5 of the Warrant Agreement.

     Section 5.1. Special Covenants of the Company: The Company covenants and agrees that until all Warrants have been exercised in full:

          (a)  The  Company  will  not,  by  amendment  of  its  certificate  of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, directly or indirectly avoid or seek to avoid the observance or performance of any of the terms of this Warrant or the Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment in accordance with the terms of this Warrant. Without limiting the generality of the foregoing, the Company (I) will not increase the par value of any shares of Common Stock receivable upon the exercise of the Warrants above the Exercise Price payable therefor upon such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all Warrants from time to time outstanding (including as a result of a reduction in the purchase price pursuant to the terms hereof).

          (b) If any Warrant Shares required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal law or under any state law before such Warrant Shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible use its best efforts to cause such Warrant Shares to be duly registered or approved, as the case may be.

          (c) If at any time as the Common Stock is listed on any national securities exchange (as defined in the Exchange Act), the Company will, at its expense, obtain and maintain the approval for listing on each such exchange upon official notice of issuance of all Warrant Shares receivable upon the exercise of the Warrants at the time outstanding and maintain the listing of such Warrant Shares after their issuance; and the Company will so list on such national securities exchange, will register under the Exchange Act (and any similar state statute then in effect) and will maintain such listing of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

          (d) The Company will give notice to the Holder within five days after the Company shall have filed with the Commission or with any national securities exchange an application to register any securities of the Company pursuant to the Exchange Act.

     Section 5.2. Pro Rata Purchase. If at any time the Company or any of its Affiliates shall offer to purchase any shares of Common Stock, the Company shall, as part of such offer, also make an offer to purchase the Warrants and Warrant Shares from the holders of all outstanding Warrant Shares and Warrants, and with any purchase pursuant to each offer to be allocated pro rata among the holders of Warrant Shares and Warrants and the other holders of Common Stock accepting each offer to purchase.

     Section 6. Notification by the Company. In case at any time:

          (i) the Company shall declare any dividend or make any distribution upon its Common Stock or any other class of its capital stock; or

          (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock or any other class of its capital stock any additional shares of stock of any class or any other securities convertible into or exchangeable for shares of stock or any rights or options to subscribe thereto; or

          (iii) the Board of Directors shall authorize any capital reorganization, reclassification or similar transaction involving the capital stock of the Company, or a sale or conveyance of all or a substantial part of the asserts of the Company, or a consolidation, merger or business combination of the Company with another Person; or

          (iv) actions or proceedings shall be authorized or commenced for a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, the Company (through the Warrant Agent) shall give written notice to the Holder, at the earliest time legally practicable and, in any event, not less than 10 days before any record date with respect to any action covered by clause (I) or (ii) above, or at least 20 Business Days prior to the earliest of the date of the taking of any other such proposed action or the date of participation therein by the holders of Common Stock. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution, subscription rights or options or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding-up, as the case may be. If the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of shareholders, the notice required by this Section 6 shall so state.

     Section 7. No Voting Rights; Limitations of Liability. Prior to exercise, this Warrant will not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of the Holder for the purchase price of Common Stock acquirable by exercise hereof or as a shareholder of the Company.

     Section 8. Date of Issuance. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" hereof and of each new Warrant issued in exchange, transfer or replacement hereof, regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

     Section 9. Amendment and Waiver. (a) No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right of power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived only in accordance with the provisions of Section
7.07 of the Warrant Agreement.

     (b) Any such amendment,  modification  or waiver effected  pursuant to this
Section 9 shall be binding upon the Holders of all Warrant and Warrant Shares, upon each future holder thereof, upon the Company and its shareholders. In the event of any such amendment, modification or waiver, the Company shall give prompt written notice thereof to all Holders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

     (c) No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     Section 10. No Fractional Warrant Shares. The Warrant Agent shall not issue or distribute Warrants representing fractions of Warrant Shares. In lieu of issuing or distributing a Warrant for fractional Warrant Shares, the actual distribution that the Warrant Agent will make will reflect a rounding of such fraction to the nearest whole share (up or down), with half shares or less being rounded down and fractions in excess of half of a share being rounded up.

     Section 11. Reservation of Warrant Shares. The Company will authorize, reserve and keep available at all times, free from preemptive rights, a sufficient number of Warrant Shares to satisfy the requirements of this Warrant and any other outstanding Warrants.

     Section 12. Notices. All notices, requests, consents and other communications hereunder shall be in writing (including, telegraphic, telex, facsimile or cable communication) and delivered, mailed, telegraphed, telexed, telecopied or cabled:

          (i) if to a Holder, to its address as set forth in the Securities Register; and

          (ii) if to the Company, to Safety Components International, Inc., at 40 Emery Street, Greenville, S.C. 29605; Attention: Brian Menezes,
     Facsimile: (864) 240-2726 (or at such other address as the Company may after the date hereof notify the Holder in writing).

     All such communications shall be deemed to have been duly given when transmitted by telex or facsimile, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     Section 13. Headings. The headings of the sections and subsections of this Warrant are inserted for convenience only and shall not be deemed to constitute a part of this Warrant.

     Section 14. Governing Law; Consent to Jurisdiction. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE. If any action or proceeding shall be brought by the Holder in order to enforce any right or obligation in respect of this Warrant, the Company hereby consents and submits, to the fullest extent permitted by law, to the non-exclusive jurisdiction of any state or federal court of competent jurisdiction sitting within the State of Delaware, and agrees that venue will be proper in any such court.

     Section 16. Binding Effect. The terms and provisions of this Warrant shall inure to the benefit of the original Holder and its successors and assigns and shall be binding upon the Company and its successors and assigns, including, without limitation, any Persons succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

     IN WITNESS WHEREOF, the seal of the Company and the signature of its duly authorized officer have been affixed hereto as of October 11, 2000.

                                    SAFETY COMPONENTS INTERNATIONAL, INC.


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

Attest: ____________________

                                  PURCHASE FORM


                                                   Dated ______________________,

     The undersigned hereby irrevocably elects to exercise the attached Warrant to the extent of purchasing ______ shares of the Common Stock issuable hereunder and encloses a check, payable to Safety Components International, Inc., in the amount of $___________ in payment of the exercise price thereof.

                                 ______________

                        INSTRUCTIONS FOR REGISTRATION OF
                                  COMMON STOCK
                        ________________________________


Name ___________________________________________________________________________
                  (please typewrite or print in block letters)

Address ________________________________________________________________________

      Signature ________________________________________________________________

                                 ASSIGNMENT FORM


FOR VALUE RECEIVED, _____________________________ hereby sells, assigns and transfers unto

Name ___________________________________________________________________________
                  (please typewrite or print in block letters)

Address ________________________________________________________________________

Its right to purchase _______ shares of the Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Date:___________________________

      Signature ________________________________________________________________

                              Signature Guaranteed: